Exhibit 10.3
AMENDMENT
TO DRS INC. OPTION AGREEMENT

The following terms and conditions are hereby incorporated in and made a part of DRS Inc. Option Agreement, dated _______________, by and between DRS Inc. (the Company) and _____________________________ (Shareholder):

The expiration date given to exercise Options to purchase shares of Common Stock set forth in Exhibit E attached to the Company’s Private Placement Memorandum (“PPM”) and dated December 14, 2006, has been modified so that Options may be exercised following the date the Company’s registration of Common Stock, through Form S-1, becomes effective.

The expiration dates will be amended as follows:

For those who qualify to receive Option 1 as outlined in the PPM Option Agreement, the expiration date of the Option will be twelve (12) months from the date that the Registration of the Company’s Common Stock becomes effective.

For those who qualify to receive Option 2 as outlined in the PPM Option Agreement, the expiration date of the Option will be twenty-four (24) months from the date that the Registration of the Company’s Common Stock becomes effective.

For those who qualify to receive Option 3 as outlined in the PPM Option Agreement, the expiration date of the option to purchase shares at $0.50 will be twenty-four (24) months, and the option to purchase shares at $0.35 will be thirty-six (36) months from the date that the Registration of the Company’s Common Stock becomes effective.

For those who qualify to receive Option 4 as outlined in the PPM Option Agreement, the expiration date of the option to purchase shares at $0.50 will be twenty-four (24) months, the option to purchase shares at $0.35 will be thirty-six (36) months, and the option to purchase shares at $0.25 will be forty-eight (48) months from the date that the Registration of the Company’s Common Stock becomes effective.

This Amendment does hereby finalize all terms and conditions of Options exercisable under our Option Agreement and available to all qualified Shareholders as set forth in the Option Agreement.

The foregoing terms and conditions are hereby agreed to, and the undersigned acknowledge receipt of a copy of this document.

Date: ____________________________	Date: ______________________________
_________________________________	___________________________________
Daniel Mendes, Director, DRS Inc.	Shareholder

_________________________________
George Guimont, Director, DRS Inc.